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                                                         EXHIBIT 10.51



                        EARTHSHELL CONTAINER CORPORATION


                                FIRST AMENDMENT
                                      TO
                           1995 STOCK INCENTIVE PLAN
                                      OF
                        EARTHSHELL CONTAINER CORPORATION

     The 1995 Stock Incentive Plan (the "Plan") of EarthShell Container Corporation, a Delaware corporation (the "Company"), is hereby amended by adding to Section 4(e) of the Plan the following sentence:

     "Notwithstanding the foregoing, each Director Option granted for the 1996 fiscal year shall have an exercise price equal to 80% of the price per share at which the Company's Common Shares are first sold to the public pursuant to the initial public offering of the Company."

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be duly executed as of this 1st day of May, 1997 and is effective as of January 8, 1997.

                                     EARTHSHELL CONTAINER CORPORATION, a
                                     Delaware corporation

                                     By:  /s/ SIMON K. HODSON
                                          ------------------------------------
                                          Simon K. Hodson,
                                          Vice Chairman of the Board and Chief
                                          Executive Officer